CHASE
                                                        THE CHASE MANHATTAN BANK

                               SECURITY AGREEMENT
                                (General Purpose)

     This Agreement, made this 12th day of July 2000, between THE CHASE MANHATTAN BANK (herein called the "Bank") and HAUPPAUGE COMPUTER WORKS, LTD. (herein called the "Borrower"), (the "Agreement").

     1. DEFINITIONS OF TERMS USED HEREIN. (a) "Borrower" includes all individuals executing this agreement as parties hereto and all members of a partnership when the Borrower is a partnership, each of whom shall be jointly and severally liable individually and as partners hereunder. (b) "Liability" or "Liabilities" includes all liabilities (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that may be hereafter contracted or acquired, of the Borrower (including the Borrower and any other person) to the Bank, including without limitation all liabilities arising under or from any note, loan or credit agreement, letter of credit, guaranty, draft, acceptance, interest rate or foreign exchange agreement or any other instrument or agreement of (or the responsibility of) the Borrower or any loan, advance or other extension of credit or financial accommodation to the Borrower by the Bank. (c) "Proceeds" means whatever is received when Collateral is sold, exchanged, leased, collected or otherwise disposed of and includes the account arising when the right to payment is earned under a contract. (d) "Security Interest" means a lien or other interest in Collateral which secures payment of a liability or performance of an obligation. (e) "Collateral" means the property described in Section 2 hereof and the following described property of the
Borrower:

              SEE SCHEDULE 1 ATTACHED HERETO AND MADE A PART HEREOF

All terms used herein which are also defined in the New York or any other applicable Uniform Commercial Code shall also have at least the meanings herein as therein defined.

     2. SECURITY INTEREST. As security for the payment of all loans and other extensions of credit or other financial accommodations now or in the future made by the Bank to the Borrower and all other liabilities of the Borrower to the Bank, the Borrower hereby grants to the Bank a Security Interest in the above-described Collateral and all and any Proceeds arising therefrom and all and any products of the Collateral.

     The Borrower represents and warrants that it is the sole lawful owner of the Collateral, free and clear of any liens and encumbrances, and has the right and power to pledge, sell, assign and transfer absolute title thereto to the Bank and that no financing statement covering the Collateral, other than the Bank's, is on file in any public office.

     To further secure the Liabilities, the Borrower hereby grants, pledges and assigns to the Bank a continuing lien, Security Interest and right of set-off in and to all money, securities and all other property of the Borrower, and the Proceeds thereof, now or hereafter actually or constructively held or received by or for the Bank, Chase Securities Inc. or any other affiliate of the Bank for any purpose, including safekeeping, custody, pledge, transmission and collection, and in and to all of the Borrower's deposits (general and special) and credits with the Bank, Chase Securities Inc. or any other affiliate of the Bank. The Borrower authorizes the Bank to deliver to others a copy of this Agreement as written notification of the Borrower's transfer of a Security Interest in the foregoing property. The Bank is hereby authorized at any time and from time to time, without notice, to apply all or part of such money, securities, property, proceeds, deposits or credits to any of the Liabilities in such amounts as the Bank may elect in its sole and absolute discretion, although the Liabilities may then be contingent or unmatured and whether or not the Collateral security may be deemed adequate.

     3. USE OF COLLATERAL. Until default, the Borrower may sell or use the Collateral in any lawful manner, including without limitation the sale of inventory and other assets of the Borrower in the ordinary course of business. If the Collateral is or is about to become affixed to realty, the Borrower will, at the Bank's request, furnish the Bank a writing executed by the mortgagee of the realty whereby the mortgagee subordinates its rights and priorities to the Bank's Security Interest in the Collateral. If the Collateral is or may become subject to a landlord's lien, the Borrower will at the Bank request, furnish the Bank with a landlord's waiver satisfactory in form to the Bank. The Borrower shall not transfer any Collateral to any other location if such transfer shall result in such Collateral being located outside of any jurisdiction of the United States.

     4. INSURANCE. The Borrower will have and maintain insurance on the Collateral until this Agreement is terminated against all expected risks to which it is exposed, including fire, theft and collision, and those which the Bank may designate, such insurance to be payable to the Bank and the Borrower as their interest may appear; all policies shall provide for thirty (30) days' written minimum cancellation notice to the Bank. The Bank may act as attorney for the Borrower in obtaining, adjusting, settling and canceling such insurance.

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     5. DEFAULT.  Default shall exist hereunder:  (1) if the Borrower shall fail to pay any amount of the Liabilities when due or if the Borrower shall fail to keep, observe or perform any provision of this Agreement or of any note, or other instrument or agreement between the Borrower and the Bank relating to any Liabilities or if any default or Event of Default specified or defined in any such note, instrument or agreement shall occur; or (2) if the Borrower shall or shall attempt to: (a) remove or allow removal of the Collateral from the county where the Borrower now resides, except in the ordinary course of business, or change the location of its chief executive office or principal place of business; (b) sell, encumber or otherwise dispose of the Collateral or any interest therein or permit any lien or Security Interest (other than the Bank's) to exist thereon or therein, except in the ordinary course of business, (c) conceal, hire out or let the Collateral, except in the ordinary course of business, (d) misuse or abuse the Collateral, or (e) use or allow the use of the Collateral in connection with any undertaking prohibited by law; or (3) if bankruptcy or insolvency proceedings shall be instituted by the Borrower; or (4) if bankruptcy or insolvency proceedings shall be instituted against the Borrower and such proceedings remain undismissed, undischarged or unbonded for a period of 60 days; or (5)if the Collateral shall be attached, levied upon, seized in any legal proceedings, or held by virtue of any lien or distress; or (6) if the Borrower shall make any assignment for the benefit of creditors; or (7) if the Borrower shall fail to pay promptly all taxes and assessments upon the Collateral or the use thereof, unless disputed in good faith by appropriate proceedings and provided that adequate reserves with respect thereto are maintained on the books of the Borrower in conformity with generally accepted accounting principals; or (8) if the Borrower shall die; or (9) if the Bank with reasonable cause determines that its interest in the Collateral is in jeopardy; or (10) if the Borrower should fail to keep the Collateral suitably insured. In the Event of Default or the breach of any undertaking of or conditions to be performed by the Borrower: (1) all Liabilities shall become immediately due and payable; and (2) the Borrower agrees upon demand to deliver the Collateral to the Bank, or the Bank may, with or without legal process, and with or without previous notice or demand for performance, enter any premises wherein the Collateral may be, and take possession of the same, together with anything therein, and the Bank may make disposition of the Collateral subject to any and all applicable provisions of the law. If the Collateral is sold at public sale, the Bank may purchase the Collateral at such sale. The Bank, provided it has sent the statutory notice of default, may retain from the proceeds of such sale all reasonable costs incurred in the said taking and sale and also, all sums then owing by the Borrower, and any surplus of any such sale shall be paid to the Borrower.

     6. GENERAL AGREEMENTS. (a) The Borrower agrees to pay the costs of filing financing statements and of conducting searches in connection with this Agreement. (b) The Borrower agrees to allow the Bank through any of its officers or agents, at all reasonable times, to examine or inspect any of the Collateral and to examine, inspect and make extracts from the Borrower's books and records relating to the Collateral. (c) The Borrower will promptly pay when due all taxes and assessments upon the Collateral or for its use of operation or upon the proceeds thereof or upon this Agreement or upon any note or other instrument or agreement evidencing any of the Liabilities. (d) At its option, the Bank may discharge taxes, liens or Security Interests or other encumbrances at any time levied or placed on the Collateral, and may pay for the maintenance and preservation of the Collateral, and the Borrower agrees to reimburse the Bank on demand for any reasonable payment made or any expense incurred by the Bank pursuant to the foregoing authorization, including outside or in-house counsel fees and disbursements incurred or expended by the Bank in connection with this Agreement. (e) The Borrower hereby authorizes the Bank to file financing statements and any amendments thereto without the signature of the Borrower. Such authorization is limited to the Security Interest granted by this Agreement. (f) The Borrower agrees that the Bank has the right to notify (on invoices or otherwise) account debtors and other obligors or payors on any Collateral of its assignment to the Bank, and that all payments thereon should be made directly to the Bank, and that the Bank has full power and authority to collect, compromise, endorse, sell or otherwise deal with the Collateral on its own name or that of the Borrower at any time, following the occurrence of an Event of Default. (g) The Borrower agrees to pay or reimburse the Bank on demand for all reasonable costs and expenses incurred by it in connection with the administration and enforcement of this Agreement and the administration, preservation, protection, collection or realization of any Collateral (including outside or in-house attorneys' fees and expenses). (h) The Bank shall not be deemed to have waived any of its rights hereunder, or under any other agreement, instrument or paper signed by the Borrower unless such waiver is in writing and signed by the Bank. No delay or omission on the part of the Bank in exercising any right shall operate as a waiver thereof or of any other right. A waiver upon any one occasion shall not be construed as a bar or a waiver of any right or remedy on any future occasion. All of the rights and remedies of the Bank, whether evidenced hereby or by any other Agreement, instrument or paper, shall be cumulative and may be exercised singly or concurrently. (i) This Agreement shall be governed by and construed in accordance with the laws of the State of New York. (j) This Agreement, and the Security Interests, obligations, rights and remedies created hereby, shall inure to the benefit of the Bank and its successors and assigns and be binding upon the Borrower and its heirs, executors, administrators, legal representatives, successors and assigns.

     7. EXECUTION BY THE BANK. This Agreement shall take effect immediately upon execution by the Borrower, and the execution hereof by the Bank shall not be required as a condition to the effectiveness of this Agreement. The provision for execution of this Agreement by the Bank is only for purposes of filing this

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Agreement  as a  security  agreement  under  the  Uniform  Commercial  Code,  if execution hereof by the Bank is required for purposes of such filing.


                             HAUPPAUGE COMPUTER WORKS, LTD.
                                      (Borrower)

                             By /s/ Kenneth R. Aupperle, as President
                                --------------------------------------

                             By /s/ Kenneth Plotkin, as Chairman and CEO
                                ----------------------------------------

                                          91 Cabot Court
                                          Hauppauge, NY 11788

                             Places of  business  in counties other than above:

                             ---------------------------------------

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                             ---------------------------------------
THE CHASE MANHATTAN BANK


By: /s/ Christopher Jantzen, VP
    ----------------------------
          (Name and Title)

Address:   395 N. Service Road, 3rd Floor
           Melville, NY 11747


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